Exhibit T3a-29
                                                                  --------------

8731  254
                          Commonwealth of Pennsylvania

                               Department of State

                          Certificate of Incorporation


                   Office of the Secretary of the Commonwealth

               To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                     OGDEN MARTIN SYSTEMS OF LANCASTER, INC.

Therefore, know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

         Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                                            Given    under my Hand and the Great
                                                     Seal of the Commonwealth,
                                                     at the City of Harrisburg,
                                                     this 4th day of May in the
                                                     year of our Lord one
                                                     thousand nine hundred and
                                                     eighty-seven and of the
                                                     Commonwealth the two
                                                     hundred eleventh

                                            /S/  James J. Haggerty
                                            ------------------------------------
                                            Secretary of the Commonwealth
                                                                         0978004


DSCB204 (Rev. 81)                                PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
      ARTICLES OF INCORPORATION                         X  DOMESTIC BUSINESS CORPORATION                    FEE
                                                           DOMESTIC BUSINESS CORPORATION                  $75.00
    COMMONWEALTH OF PENNSYLVANIA                           A CLOSE CORPORATION - COMPLETE BACK
DEPARTMENT OF STATE - CORPORATION BUREAU                   DOMESTIC PROFESSIONAL CORPORATION
306 NORTH OFFICE BUILDING, HARRISBURG, PA 17120            ENTER BOARD LICENSE NO.

010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 PS. 2908 B)

                      Ogden Martin Systems Lancaster, Inc.

011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)

c/o C T Corporation System, 123 South Broad Street,

012 CITY                                033 COUNTY                     013 STATE                   064 Zip Code

Philadelphia                            Philadelphia                   Pennsylvania                   19109(51)

050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION


                  To engage in any lawful act or activity for which corporations may be organized under the Pennsylvania Business Corporation
                  Law.



(ATTACH 81/2 x 11 SHEET IF NECESSARY)            SEE ATTACHED RIDER

The Aggregate Number of Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall have Authority to Issue:

040 Number and Class of Shares          041 Stated Par Value Per     042 Total Authorized Capital  031 Term of
Existe                                   Share If Any
                      100 common                $1.00                     $100.00                    Perpetual

The  Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each Incorporator 061, 062

060 Name                                063, 064 Address  (Street, City, State, Zip Code)        Number & Class of Shares

Richard C. Franzen                      1633 Broadway, New York, NY 10019                        1 common share

Karen Lindo                             1633 Broadway, New York, NY 10019                        1 common share

Gregory H. Wanner                       1633 Broadway, New York, NY 10019                        1 common share

                                             (ATTACH 81/2 x 11 SHEET IF NECESSARY)

IN TESTIMONY WHEREOF, THE INCORPORATOR (S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS
29th                       DAY OF   April          19  87

    /S/ Richard C. Franzen                                    /S/ Gregory Wanner
    -----------------------------------                       -----------------------------------
      Richard C. Franzen                                        Gregory Wanner
    /S/ Karen Lindo
    -----------------------------------
      Karen Lindo

                             - FOR OFFICE USE ONLY -
030 FILED                       002 CODE         003 REV BOX     SEQUENTIAL NO.       100 MICROFILM NUMBER
       MAY - 4 1987                                                 195709                  8731 252
                                REVIEWED BY      004 SICC        AMOUNT               001 CORPORATION NUMBER
                                DATE APPROVED                    $75.00
/S/James J. Haggerty            DATE REJECTED    CERTIFY TO      INPUT BY             LOG IN     LOG IN (REFILE)
                                                  x REV.         [ ] 5/8

Secretary of the Commonwealth   MAILED BY DATE    x L & I
Department of State                                              VERIFIED BY          LOG OUT    LOG OUT (REFILE)
Commonwealth of Pennsylvania                        OTHER          [ ] 5/12
(PA. - 1343 - 5/16/86)

(GENERAL-500 - 3/21/83

                                                                         8731 25



                             CONSENT TO USE OF NAME

                                     779336

         OGDEN MARTIN SYSTEMS OF PHILADELPHIA, INC., a corporation organized under the laws of the State of Pennsylvania, hereby consents to the organization-qualification of Ogden Martin Systems of Lancaster, Inc. in the State of Pennsylvania.

         IN WITNESS WHEREOF, the said Ogden Martin Systems of Philadelphia, Inc. has caused this consent to be executed by its Vice President and attested under its corporate seal by its Assistant Secretary, this 1st day of May 1987.


                                          OGDEN MARTIN SYSTEMS OF
                                          PHILADELPHIA, INC.


                                    By /S/
                                       -----------------------------------------
                                       Burton J. Carbino, Jr., Vice President


Attest:



/S/
-----------------------------------------------------
J. L. Effinger, Assistant Secretary


(SEAL)

                                                                       8731  253

                                      RIDER

                                    * * * * *

         Shareholders shall not have the right of cumulative voting.

         The directors may make, alter, amend, and repeal the by-laws subject to the power of the shareholders to change such action. Any corporate action upon which a vote of shareholders is required or permitted may be taken with the written consent of shareholders holding not less than two-thirds (2/3) of all of the stock entitled to vote upon the action if a meeting were held; provided that in no case shall the written consent be by holders having less than the minimum percentage of the vote required by statute for the proposed corporate action.

                                                                       8731  254
                          COMMONWEALTH OF PENNSYLVANIA

                               Department of State

                          Certificate of Incorporation

                   Office of the Secretary of the Commonwealth

               To All to Whom These Presents shall come, Greeting:

         Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

         Whereas, The stipulations and conditions of the Law have been fully complied with by

                     OGDEN MARTIN SYSTEMS OF LANCASTER, INC.

         Therefore, know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified. Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                                            Given under my Hand and the Great
                                                  Seal of the Commonwealth,
                                                  at the City of Harrisburg,
                                                  this 4th day of May in the
                                                  year of our Lord one
                                                  thousand nine hundred and
                                                  eighty-seven and of the
                                                  Commonwealth the two
                                                  hundred eleventh


                                            /S/
                                            Secretary of the Commonwealth

                                                                         0978004


DSCB204 (Rev. 81)                                PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:

      ARTICLES OF INCORPORATION                         X  DOMESTIC BUSINESS CORPORATION                    FEE

                                                           DOMESTIC BUSINESS CORPORATION                  $75.00

Commonwealth of Pennsylvania                            A CLOSE CORPORATION - COMPLETE BACK

DEPARTMENT OF STATE - CORPORATION BUREAU                   DOMESTIC PROFESSIONAL CORPORATION

306 NORTH OFFICE BUILDING, HARRISBURG, PA 17120         ENTER BOARD LICENSE NO.

010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 PS. 2908 B)

                               Ogden Martin Systems Lancaster, Inc.

011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)

c/o C T Corporation System, 123 South Broad Street,

012 CITY                                033 COUNTY                     013 STATE                   064 Zip Code

Philadelphia                            Philadelphia                   Pennsylvania                  19109 (51)

050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

                  To engage in any lawful act or activity for which corporations may be organized under the Pennsylvania Business Corporation
                  Law.



(ATTACH 81/2 x 11 SHEET IF NECESSARY)            SEE ATTACHED RIDER
The Aggregate Number of Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall have Authority to Issue:

040 Number and Class of Shares          041 Stated Par Value Per     042 Total Authorized Capital  031 Term of
                                        Share If Any
                      100 common                $1.00                     $100.00                    Perpetual

The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each Incorporator

                                        061, 062
060 Name                                063, 064 Address  (Street, City, State, Zip Code)        Number & Class of
Shares

Richard C. Franzen                      1633 Broadway, New York, NY 10019                        1 common share

Karen Lindo                             1633 Broadway, New York, NY 10019                        1 common share

Gregory H. Wanner                       1633 Broadway, New York, NY 10019                        1 common share

                                             (ATTACH 81/2 x 11 SHEET IF NECESSARY)

IN TESTIMONY WHEREOF, THE INCORPORATOR (S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS
29th                       DAY OF   April          19  87

    /S/ Richard C. Franzen                                    /S/ Gregory Wanner
    -----------------------------------                       -----------------------------------
      Richard C. Franzen                                        Gregory Wanner
    /S/ Karen Lindo
      Karen Lindo

                                          - FOR OFFICE USE ONLY -
030 FILED                       002 CODE         003 REV BOX     SEQUENTIAL NO.       100 MICROFILM NUMBER
       MAY - 4 1987                                           195709   8731 252
                                REVIEWED BY      004 SICC        AMOUNT               001 978004 CORPORATION NUMBER
                                DATE APPROVED
/S/James J. Haggerty            DATE REJECTED    CERTIFY TO      INPUT BY             LOG IN     LOG IN (REFILE)
                                                  x REV.         [ ] 5/8
Secretary of the Commonwealth   MAILED BY DATE    x L & I
Department of State                                              VERIFIED BY          LOG OUT    LOG OUT (REFILE)
Commonwealth of Pennsylvania                        OTHER          [ ] 5/12
(PA. - 1343 - 5/16/86)

                          Commonwealth Of Pennsylvania

                                  May 18, 1987

               To All to Whom These Presents Shall Come: Greeting:

                IN RE: "OGDEN MARTIN SYSTEMS OF LANCASTER, INC."

         I, James J. Haggerty, Secretary of the Commonwealth of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct photocopy of Articles and Certificate of Incorporation which appear of record in this Department.


                                   IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the seal of the Secretary's Office to be affixed, the day and year above written.



                                   /S/
                                   --------------------------------------------
                                   Secretary of the Commonwealth

                     Ogden Martin Systems of Lancaster, Inc.

                                CORPORATE RECORDS

                                  PENNSYLVANIA

                                      1987

                     PREINCORPORATION SUBSCRIPTION AGREEMENT

                                    * * * * *


                                                             New York, New York,
                                                             April 29, 1987.


         We, the undersigned, severally agree, each with the other, and with a corporation proposed to be organized under the Business Corporation Law of Pennsylvania, to be known as Ogden Martin Systems of Lancaster, Inc., which corporation shall be authorized to issue one hundred (100) Common shares of the par value of One Dollar ($1.00) each, amounting in the aggregate to One Hundred Dollars ($100.00), to take and do hereby severally, and not jointly, subscribe for the number of Common shares of said proposed corporation set opposite our respective signatures, and, in consideration of the mutual agreements herein contained, do agree to pay therefor One Dollar ($1.00) for each Common share so subscribed by each of us, and, hereby waiving all notice of assessment, we agree to make payment or payments therefor in cash, at such times and in such amounts as the board of directors may direct.


                                                               NO. OF AMOUNT TO
NAMES                      ADDRESSES             SHARES             BE PAID
-----                      ---------             ------             -------

/S/ Richard C. Franzen     1633 Broadway             1                $1.00
Richard C. Franzen         N.Y., N.Y. 10019

/S/ Karen Lido             1633 Broadway             1                $1.00
Karen Lido                 N.Y., N.Y. 10019

/S/ Gregory H. Wanner      1633 Broadway             1                $1.00
Gregory H. Wanner          N.Y., N.Y. 10019

                            TRANSFERS OF SUBSCRIPTION

                                    * * * * *



KNOW ALL MEN BY THESE PRESENTS:


         That we, RICHARD C. FRANZEN, KAREN LINDO and GREGORY H. WANNER, for valid consideration, the receipt and sufficiency of which is hereby acknowledged, have sold, assigned, transferred and set over, and by these presents do sell, assign, transfer and set over unto Ogden Martin Systems, Inc., our right, title and interest as subscribers for shares of Ogden Martin Systems of Lancaster Inc., a corporation incorporated under the laws of the Commonwealth of Pennsylvania, to the extent of three (3) Common shares, and do hereby request and direct the said corporation to issue the certificate for said three (3) Common shares to and in its name or such other person as it may designate.

                  IN WITNESS WHEREOF, we have hereunto set our hands and seals this 4th day of May, 1987.


                                           /S/ Richard C. Franzen      (L.S.)
                                           ---------------------------
                                           Richard C. Franzen

                                           /S/ Karen Lindo             (L.S.)
                                           ---------------------------
                                           Karen Lindo

                                           /S/ Gregory H. Wanner       (L.S.)
                                           ---------------------------
                                           Gregory H. Wanner


Signed, sealed and delivered in the presence of:


/S/ Kalin L. Wynn
---------------------------
Kalin L. Wynn

                     Ogden Martin Systems of Lancaster, Inc.

                                    * * * * *

                                     MINUTES

                                       OF

                            MEETING OF INCORPORATORS

                                    * * * * *


         The meeting of the incorporators of Ogden Martin Systems of Lancaster, Inc. was held on the 4th day of May, 1987, at 4:30 P.M., at 1633 Broadway, New York, New York 10019, pursuant to a written waiver of notice signed by all said incorporators, fixing said time and place.

         The following incorporators were present in person:

                               RICHARD C. FRANZEN
                                   KAREN LINDO
                                       and
                                GREGORY H. WANNER

being all of the incorporators.

         Upon motion, RICHARD C. FRANZEN was chosen as chairman and GREGORY H. WANNER was chosen as secretary of the meeting.

         The chairman reported that the Articles of Incorporation of the corporation were filed in the Department of State of Pennsylvania on the 4th day of May, 1987, and the secretary was instructed to cause a copy of such Articles of Incorporation to be inserted in the minute book.

         The secretary presented a form of by-laws for the regulation of the affairs of the corporation, which was read, section by section.

         Upon motion, duly made, seconded and carried, it was RESOLVED, that the by-laws submitted at and read to this meeting be, and the same hereby are, adopted as and for the by-laws of this corporation, and that the secretary be, and he hereby is, instructed to cause the same to be inserted in the minute book immediately following the copy of the Articles of Incorporation.

         The chairman stated that the next business to come before the meeting was the election of a Board of Directors.

         ALBERT O. CORNELISON, SALVATORE S. FERRARA, DAVID L. SOKOL and ROBERT
M. DIGIA were nominated for directors of the corporation, to hold office until their successors are elected and shall have qualified. No other nominations having been made, the incorporators all voted and the chairman canvassed the vote cast.

         The chairman thereupon declared ALBERT O. CORNELISON, SALVATORE S. FERRARA, DAVID L. SOKOL and ROBERT M. DIGIA duly elected directors of the corporation, to serve until their successors are elected and shall have qualified, or until their resignation in writing has been filed with the corporation. The secretary was instructed to file with the minutes of this meeting the waiver of notice of the meeting.

         There being no further business to come before the meeting, upon motion, duly made, seconded and carried, the meeting thereupon adjourned.


                                                     /S/ Gregory H. Wanner
                                                     ---------------------
                                                     Gregory H. Wanner
                                                     Secretary of the meeting.

                     Ogden Martin Systems of Lancaster, Inc.

                                    * * * * *

                                WAIVER OF NOTICE

                            MEETING OF INCORPORATORS

                                    * * * * *


         WE, THE UNDERSIGNED, being all the incorporators of the above-named corporation, do hereby waive notice of the time, place and purpose of the meeting of the incorporators of said corporation.

         We designate the 4th day of May, 1987, at 4:30 P.M., as the time, and 1633 Broadway, New York, New York 10019, as the place of said meeting; the purpose of said meeting being to adopt by-laws, elect directors and to transact such other business as may be necessary or advisable to complete the organization of the corporation.


                  Dated:  May 4, 1987.


                                                     /S/ Richard C. Franzen
                                                     ----------------------
                                                     Richard C. Franzen


                                                     /S/ Karen Lindo
                                                     ----------------------
                                                     Karen Lindo


                                                     /S/ Gregory H. Wanner
                                                     ----------------------
                                                     Gregory H. Wanner


Microfilm Number                         Filed with the Department of State on
                --------------------                                           ------------------------




Entry Number                             Secretary of the Commonwealth --------------------------------
            ------------------------




                              STATEMENT OF CHANGE OF REGISTERED OFFICE

                              DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

 X Domestic Business Corporation (15 Pa.C.S.ss.1507) __ Foreign Nonprofit Corporation (15 Pa.C.S.ss.6144)
__

__ Foreign Business Corporation (15 Pa.C.S.ss.4144)  __ Domestic Listed Partnership (15 Pa.C.S.ss.. 8506)

__ Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)




         In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:  OGDEN MARTIN SYSTEMS OF LANCASTER, INC.

1.   The name of the corporation or limited partnership is:

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)
                Number and Street                                 City                       State            Zip     County

     (b)  c/o:  CT CORPORATION SYSTEM                                                                              Philadelphia

                Name of Commercial Registered Office Provider                                                         County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:


         Number and Street                                 City                              State           Zip      County

     (b) The registered office of the corporation or limited partnership shall be provided by:

         c/o: The Prentice-Hall Corporation System, Inc.                                                              Dauphin
         Name of Commercial Registered Office Provider                                                                County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.



4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

        IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 15th day of January 1996

                                 OGDEN MARTIN SYSTEMS OF LANCASTER, INC.

                                 -----------------------------------------------
                                       Name of Corporation/Limited Partnership

                                 BY: /S/ Timothy J. Simpson
                                    --------------------------------------------

                                 Title:      VP
                                       -----------------------------------------


Microfilm Number ---------------------------      Filed with the Department of State on FEB 06 1996
                                                                                        -----------


Entry Number
            --------------------------------
                                                  /S/ Janette Kander
                                                  -------------------------------------------------
                                                                    Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE

                    DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

_X Domestic Business Corporation (15 Pa.C.S.ss.1507) __ Foreign Nonprofit Corporation (15 Pa.C.S.ss.6144)
 -

__ Foreign Business Corporation (15 Pa.C.S.ss.4144)  __ Domestic Listed Partnership (15 Pa.C.S.ss.. 8506)

__ Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)



         In compliance with the requirements of the applicable  provisions of 15 Pa.C.S.  (relating to corporations and unincorporated  associations) the undersigned  corporation or limited partnership,  desiring to effect a change of registered office, hereby states that: OGDEN MARTIN SYSTEMS OF LANCASTER, INC.

1.   The name of the corporation or limited partnership is:

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)
                Number and Street                                 City                       State            Zip   County

     (b) c/o: CT CORPORATION SYSTEM Philadelphia

              Name of Commercial Registered Office Provider County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

         (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:


                Number and Street                                 City                       State            Zip   County

         (b) The registered office of the corporation or limited partnership shall be provided by:

             c/o: The Prentice-Hall Corporation System, Inc.                                                        Dauphin
                Name of Commercial Registered Office Provider                                                       County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.


DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

        IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 15th day of January 1996.

                                         OGDEN MARTIN SYSTEMS OF LANCASTER, INC.



                                         Name of Corporation/Limited Partnership

                                         BY:   /S/ Timothy J. Simpson
                                            ------------------------------------

                                         Title:      VP
                                               ---------------------------------

                       PENNSYLVANIA DEPARTMENT OF STATE 17
                               CORPORATION BUREAU
                         ROOM 308 NORTH OFFICE BUILDING
                                  P.O. BOX 8722
                            HARRISBURG, PA 17105-8722


OGDEN MARTIN SYSTEMS OF LANCASTER, INC.


         THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND THE SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH. THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA. IF YOU HAVE ANY QUESTIONS PERTAINING TO THE CORPORATION BUREAU, CALL (717) 787-1057.

                                                        ENTITY NUMBER: 0978004
                                                     MICROFILM NUMBER: 09610
                                                                       0665-0666


CSC NETWORKS
COUNTER


Microfilm Number                                       Filed with the Department of State on FEB
                ----------------------------                                                 ----
06 1996




Entry Number         978004
            --------------------------------           /S/ Janette Kander
                                                       ------------------------------------------
                                                                  Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE

                    DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

 X Domestic Business Corporation (15 Pa.C.S.ss.1507) __ Foreign Nonprofit Corporation (15 Pa.C.S.ss.6144)
__

__ Foreign Business Corporation (15 Pa.C.S.ss.4144)  __ Domestic Listed Partnership (15 Pa.C.S.ss.. 8506)

__ Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)

         In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that: OGDEN MARTIN SYSTEMS OF LANCASTER, INC.

1.   The name of the corporation or limited partnership is:


2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) Number and Street                                 City                       State            Zip          County

     (b) c/o: CT CORPORATION SYSTEM Philadelphia

                Name of Commercial Registered Office Provider County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

         (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:


                Number and Street                                 City                       State            Zip   County

     (b) The registered office of the corporation or limited partnership shall be provided by:

                c/o: The Prentice-Hall Corporation System, Inc.
Dauphin
                Name of Commercial Registered Office Provider County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

        IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 15th day of January 1996

                                OGDEN MARTIN SYSTEMS OF LANCASTER, INC.

                                   ---------------------------------------------
                                    Name of Corporation/Limited Partnership


                                BY:   /S/ Timothy J. Simpson
                                   ---------------------------------------------


                                Title:      VP
                                      ------------------------------------------





     CERTIFICATE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT, OR BOTH
      (FOR USE BY DOMESTIC AND FOREIGN, PROFIT AND NON-PROFIT CORPORATIONS)

CORPORATION NAME                       OGDEN MARTIN SYSTEMS OF LANCASTER, INC.


STATE OF ORIGINAL INCORPORATION     PENNSYLVANIA

                           IMPORTANT--INCLUDE INFORMATION ON BOTH THE PRIOR AND NEW AGENT

PRIOR AGENT                                                     NEW AGENT     The Prentice--Hall Corporation
NAME THE CORPORATION TRUST COMPANY                              NAME          System, New Jersey, Inc.

PRIOR AGENT                                                     NEW AGENT
STREET ADDRESS 820 BEAR TAVERN ROAD                             STREET ADDRESS        830 Bear Tavern Road

CITY  WEST TRENTON  STATE  NJ  ZIP 08628                        CITY West Trenton STATE N.J.  ZIP 08628

The corporation states that the address of its new registered office and the address of its new registered agent are identical. Further, the changes designated on this form were authorized by resolution duly adopted by its board of directors or members.

By //S Timothy J Simpson                                      Title    VP


Date     1/15/96
NOTE--This form must be executed by the chairman of the board, or the president, or vice president of the corporation.

FEES:    Change of Agent Name--$10.0O
         Change of Agent Address--$10.0O
         Change of Both--$10.0O


                          MAKE CHECKS PAYABLE TO THE SECRETARY OF STATE (NO CASH PLEASE)


                                IMPORTANT NOTICE                                        FOR OFFICIAL USE ONLY

The failure of the corporation to notify the Filed Secretary of State of a change in the registered agent or registered office will result in a penalty of
$200.00 and the entering of a docketed judgment against the corporation in the
Superior Court of New Jersey.
                                                                                        FEB 22 1996
                                                                                        LONNA R. HOOKS
                                                                                        Secretary of State Rev.
4/88

C-113A Rev. 12/93

                      New Jersey Department of the Treasury
                               Division of Revenue
                Application for Amended Certificate of Authority
             (For Use by Foreign Profit and Nonprofit Corporations)


Check Appropriate Statute:

      X  N.J.S.A. 14A:13-6    New Jersey Profit Corporation Act
     ___                      (File in Duplicate)


     ___ N.J.S.A. 15A:13-6    New Jersey Nonprofit Corporation Act
                             (File in Triplicate)

     Pursuant to the provisions of the appropriate Statute, checked above, of the New Jersey Statutes, the undersigned corporation hereby applies for an Amended Certificate of Authority, and for this purpose certifies to the following:

1.   Original corporate name: OGDEN MARTIN SYSTEMS OF LANCASTER, INC.

2.   New Jersey corporate number
3.   New name of corporation (if applicable): COVANTA LANCASTER, INC.

4. Incorporated under the laws of: PENNSYLVANIA The date of foreign incorporation: 5/4/87

5.   The duration of the corporation is:
6. The address of its main office or headquarters is: (Street and postal designation) 40 Lane Road Fairfield New Jersey 07007 (City) (State) (Zip)

7.   The name and address of its Registered agent in New Jersey is: (Agent's
     Name) Corporation Service Company
(Street and postal designation) 830 Bear Tavern Road
     West Trenton                 New Jersey                  08628
     (City)                         (State)                   (Zip)

     Said Registered Agent is an agent of the corporation upon whom process against the corporation may be served.

8. The business/activities which the corporation is authorized to conduct in New Jersey, and which it is also authorized to conduct in its home jurisdiction are: No change


NOTE: Attach a Good Standing Certificate from the home state dated no more than 30 days prior to filing in New Jersey.


Signature: /S/ [                     ]


Title:   Executive Vice President           Date:  3/1/01
(Must be Chairperson of the Board, President, or Vice President)

                          COMMONWEALTH OF PENNSYLVANIA

                               DEPARTMENT OF STATE

                                 MARCH 23, 2001

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:



I DO HEREBY CERTIFY THAT,


                             COVANTA LANCASTER, INC.


is duly incorporated under the laws of the Commonwealth of Pennsylvania and remains a subsisting corporation so far as the records of this office show, as of the date herein.


                                                 IN TESTIMONY WHEREOF, I have
                                                 hereunto set my hand and caused
                                                 the Seal of the Secretary's
                                                 Office to be affixed, the day
                                                 and year above written.


                                                 /S/ Kim Pizzingrilli
                                                 -----------------------------
                                                 Secretary of the Commonwealth

                               STATE OF NEW JERSEY

                             DEPARTMENT OF TREASURY

                        AMENDED CERTIFICATE OF AUTHORITY


                             COVANTA LANCASTER, INC.

                       With the Previous or Alternate Name

                     OGDEN MARTIN SYSTEMS OF LANCASTER, INC.



              I, the Treasurer of the State of New Jersey, do hereby certify, that the above-named Pennsylvania Foreign Profit Corporation did on the 26th of March, 2001, file and record in this department a name change amendment as by the statutes of this State required.


                                               IN TESTIMONY WHEREOF, I have
                                               hereunto set my hand and affixed
                                               my Official Seal at Trenton, this
                                               27th day of March, 2001

                                               /S/ Isabel Miranda
                                               ---------------------------------
                                               Isabel Miranda
                                               Acting State Treasurer

                               STATE OF NEW JERSEY

                             DEPARTMENT OF TREASURY

                      FILING CERTIFICATION (CERTIFIED COPY)


                             COVANTA LANCASTER, INC.
                                   0100339205

                  I, the Treasurer of the State of New Jersey, do hereby
              certify, that the above named business did file and record in this department a Certificate of Amendment on March 26th, 2001 and that the attached is a true copy of this document as the same is taken from and compared with the original(s)filed in this office and now remaining on file and of record.

                                               IN TESTIMONY WHEREOF, I have
                                               hereunto set my hand and affixed
                                               my Official Seal at Trenton, this
                                               27th day of March, 2001

                                               /S/ Isabel Miranda
                                               ---------------------------------
                                               Isabel Miranda
                                               Acting State Treasurer

                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
                         ROOM 308 NORTH OFFICE BUILDING
                                                   P.O. BOX 8722
                            HARRISBURG, PA 17105-8722




COVANTA LANCASTER, INC.



         THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND THE SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH. THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA. IF YOU HAVE ANY QUESTIONS PERTAINING TO THE CORPORATION BUREAU, CALL (717) 787-1057.


                                                         ENTITY NUMBER: 0978004

                                                       MICROFILM NUMBER: 2001021

                                                                       1377-1378



CSC NETWORKS
COUNTER


                   200121 - 1377

PA009 - CT Systcm Online

Microfilm Number                           Filed with the Department of State on MAR 14 2001
                -----------------                                                -------------------

Entity Number  978004
             --------------------          ---------------------------------------------------------
                                                         Secretary of the Commonwealth

               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:l5-1915 (Rev 90)




     In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: Ogden Martin Systems of Lancaster, Inc.



2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)
         Number and Street              City                  State        Zip                       County

     (b) c/o: The Prentice-Hall Corporation System                                                   Dauphin
         Name of Commercial Registered Office Provider  County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Business Corporation
   Law of 1933

4. The date of its incorporation is: 5/4/87

5. (Check, and if appropriate complete, one of the following):

      X  The amendment shall be effective upon filing these Articles of Amendment
     --- in the Department of State.

         The amendment shall be effective on                                      at
     ---
                                                                  Date                              Hour

6. (Check one of the following):

      X  The amendment was adopted by the shareholders (or members) pursuant to 15
     --- Pa.C.S. ss. 1914(a) and (b).

         The amendment was adopted by the board of directors pursuant to 15 Pa.C.S.ss.1914(c).
     ---

7. (Check, and if appropriate complete, one of the following):

      X The amendment adopted by the corporation, set forth in full, is as --- follows:

     "First: The name of the corporation is COVANTA LANCASTER, INC."


DSCB:15-1915 (Rev 90)-2

         The amendment adopted by the corporation as set forth in full in --- Exhibit Aattached hereto and made a part hereof.

8. The restated Articles of Incorporation supersede the original Articles and all amendments thereto.



         IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 12th day of March , 2001 .



                                      Ogden Martin Systems of Lancaster, Inc.
                                      ------------------------------------------
                                                (Name of Corporation)



                                  BY: /s/ Patricia Collins
                                      ------------------------------------------
                                        (Signature)



                                  TITLE:        Asst. Secretary
                                        ----------------------------------------